EXTENSION OF CLOSING DATE

         This Extension of Closing Date (the "Extension") is dated as of April 28, 2006 by and among M-GAB Development Corporation, a corporation formed under the laws of the State of Florida ("M-GAB"), DaLian Acquisition Corp., a corporation newly formed under the laws of the State of Florida and a wholly owned subsidiary of M-GAB (the "Merger Sub"), China Agro Sciences Corp., a corporation formed under the laws of the State of Florida ("DaLian US"), and the following M-GAB Shareholders: Carl M. Berg and Sadie, LLC, a Nevada limited liability company (the "Shareholders"). M-GAB, the Merger Sub, DaLian US and the Shareholders are referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

         WHEREAS, the Parties are parties to that certain Agreement and Plan of Merger dated March 15, 2006 (the "Agreement"), which provides for a closing on April 28, 2006, unless extended by agreement of the parties;

         WHEREAS, all closing documents have been signed as of the date hereof, however DaLian US cannot deliver the financial statements as required by the Agreement until Monday, May 1, 2006, and therefore the parties desire and agree to extend the closing of the transaction contemplated by the Agreement to May 1, 2006.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, the Parties, intending to be legally bound, hereby agree as follows:

         1. The closing date of the transactions contemplated by the Agreement is hereby extended to Monday, May 1, 2006.

         2. All other terms and conditions of the Agreement shall remain in full force and effect.

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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


M-GAB DEVELOPMENT CORPORATION


By:      /s/ Carl M. Berg
         -----------------------------------
Name:    Carl M. Berg
Title:   President


DALIAN ACQUISITION CORP


By:      /s/ Carl M. Berg
         -----------------------------------
Name:    Carl M. Berg
Title:   President



M-GAB SHAREHOLDERS


/s/ Carl M. Berg
Carl M. Berg

Sadie, LLC



By   /s/ Carl M. Berg
  ------------------------------------------
     Carl M. Berg, Managing Member


CHINA AGRO SCIENCES CORP.


By:      /s/ Zhengquan Wang
Name:    Zhengquan Wang
Title:   President

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